Comerica Incorporated Third Quarter 2023 Financial Review October 20, 2023 Safe Harbor Statement Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of the date of this presentation with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (changes in customer behavior; unfavorable developments concerning credit quality; and declines or other changes in the businesses or industries of Comerica's customers); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica’s status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (changes in general economic, political or industry conditions; negative effects from inflation; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events, including pandemics; physical or transition risks related to climate change; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica’s stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 13 of Comerica’s Annual Report on Form 10-K for the year ended December 31, 2022, as updated by “Item 1A. Risk Factors” beginning on page 63 of Comerica’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2©2023, Comerica Inc. All rights reserved.

3Q23 Review

Compelling results position us for the future

A FORCE FOR GOOD

- **Prioritized Small Businesses:**
  - Exceeded our 3-year goal to lend $5B to Small Businesses; achieved 102% of our commitment, assisting > 15K small businesses across our footprint.
  - Delivered award winning, targeted deposit product
- **Excelled in Corporate Responsibility**:
  - Actively invested in the community through targeted funds, CDFIs and over $20MM in MDI investments & renewals year to date
  - Published inaugural financed emissions report
  - Green Lending increased ~30% compared to YTD 2022

Strong Financial Results

Average Deposits	Noninterest Income
$66B	$295MM
Net Charge-Offs (Recoveries)[1]	**Return on Equity[2]**
0.05%	19.50%

THE BIGGER POSSIBLE

- **Modernized Technology Platforms:**
  - >75% of business applications running on a Cloud or SAAS platform
  - Enabled agile delivery of product enhancements
- **Invested in Wealth Management:**
  - Progressing towards Ameriprise transition
  - Selective acquisition of talent (e.g., new team in southern California)

[1]Net credit-related charge-offs; annualized, as a percentage of average total loans • [2]Return on average common shareholders' equity

©2023, Comerica Inc. All rights reserved.

3

3Q23 Results

Successful deposit strategy, robust noninterest income & credit quality remained very strong

(millions, except per share data)	3Q23	2Q23	3Q22	Change From 2Q23	Change From 3Q22
Average loans	$53,987	$55,368	$51,113	$(1,381)	$2,874
Average deposits	65,883	64,332	73,976	1,551	(8,093)
Net interest income	601	621	707	(20)	(106)
Provision for credit losses	14	33	28	(19)	(14)
Noninterest income[1]	295	303	278	(8)	17
Noninterest expenses[1]	555	535	502	20	53
Provision for income tax	76	83	104	(7)	(28)
Net income	251	273	351	(22)	(100)
Earnings per share[2]	$1.84	$2.01	$2.60	$(0.17)	$(0.76)
Efficiency Ratio[3]	61.86%	57.70%	50.75%		
CET1[4]	10.79%	10.31%	10.45%		

Key Performance Drivers 3Q23 compared to 2Q23

- Average loans declined 2.5% with the exit of Mortgage Banker Finance & increased selectivity prioritizing returns
- Successfully regained customer deposits, driving average deposit growth of 2.4%
- Net interest income impacted by deposit pricing & loan optimization
- Modest net charge-offs of 5 bps; reserve ratio rose to 1.38% reflecting normalization
- Noninterest income remained robust with only a modest decline largely driven by deferred compensation
- Navigating expense pressures & assessing opportunities for offsets
- Strong CET1 as earnings & loan optimization further increased capital above our 10% target

[1]Includes gains/(losses) related to deferred comp asset returns of ($3MM) 3Q22, $4MM 2Q23, ($3MM) 3Q23 • [2]Diluted earnings per common share • [3]Noninterest expenses as a percentage of the sum of net interest income and noninterest income excluding net gains (losses) from securities, a derivative contract tied to the conversion rate of Visa Class B shares and changes in the value of shares obtained through monetization of warrants • [4]3Q23 estimated

©2023, Comerica Inc. All rights reserved.

4

Loans

Comerica

Selectivity optimized loans to support relationships, enhance returns & position for future growth



Loans
($ in billions)
51.1
52.4
53.5
55.4
54.0
55.8
53.4
4.64
5.45
5.89
6.18
6.34
3Q22
4Q22
1Q23
2Q23
3Q23
2Q23
3Q23
Average Balances
Period-end
Loan Yields %

Average loans decreased $1.4B[1], or 2.5%

- \- $619MM Mortgage Banker (strategic exit)
- \- $563MM Equity Fund Services
- \- $472MM General Middle Market
- \+ $505MM Commercial Real Estate[2]
  - Multi-family & industrial accounted for almost all of the growth
  - Office not a primary strategy representing only 6% of the total Commercial Real Estate line of business portfolio



C&I Loan Growth[3]
(average; 3Q23 vs. 3Q22)
2.50%
1.28%
0.92%
CMA
All Commercial Banks
Large Commercial Banks



Loan Commitments Declined with Increased Selectivity
(period-end: $ in billions)
53.7
56.5
57.5
57.0
55.5
45%
45%
46%
47%
47%
3Q22
4Q22
1Q23
2Q23
3Q23
Utilization

3Q23 compared to 2Q23 • [1]See Quarterly Average Loans slide for more details • [2]See Commercial Real Estate slide for more details • [3]C&I loan growth calculated as the average C&I loans in 3Q23 compared to 3Q22 based on H.8 data for weeks ending in each respective quarter

©2023, Comerica Inc. All rights reserved.

5

Deposits

Comerica

Targeted strategy regained deposits, protected relationships & enhanced strong liquidity profile



Deposits
($ in billions)
74.0
71.4
67.8
64.3
65.9
0.20
0.97
1.52
2.37
2.90
3Q22
4Q22
1Q23
2Q23
3Q23
Average Balances
Deposit Rate[1] %



Favorable Mix
(period-end,$ in billions)
66.0
67.2
47%
45%
2Q23
3Q23
NIB
IB

Average deposits increased $1.6B, or 2.4%

- Interest-bearing increase of $3.1B; Noninterest-bearing decline of $1.5B
- Largest average 3Q23 vs. 2Q23 deposit increases concentrated in:
  - \+ $569MM Corporate Banking
  - \+ $494MM General Middle Market
- Of the three most impacted 1Q23 businesses, Corporate Banking & MM California returned in-line with pre-1Q23 industry disruption balances as of quarter-end. TLS remained below, but stable since mid-May.
- Cumulative interest-bearing deposit beta of 55%
- 3Q23 average NIB at 44% of total deposits, impacted by success in growing interest-bearing deposits; NIB balances trending in line with expectation & future FOMC actions may modestly impact deposits



Deposit Growth[2]
(period-end; 5/31/23 vs. 9/27/23)
3.78%
-0.09%
-1.14%
CMA
All Commercial Banks
Large Commercial Banks

3Q23 compared to 2Q23 • [1]Interest costs on interest-bearing deposits • [2]Deposit growth calculated as the difference between ending deposit balances for the dates outlined using H.8 data

©2023, Comerica Inc. All rights reserved.

6

©2023, Comerica Inc. All rights reserved. Liquidity Abundant liquidity enabled wholesale funding repayments; maintain significant capacity 9/30/23 1Bank Term Funding Program 7 Repaid $6B of wholesale funding: • $5B in maturing FHLB advances • $850MM in maturing parent company debt Available liquidity sources to support business needs: • Excess cash • Investment portfolio paydowns & maturities • Secured funding (FHLB & BTFP) • Brokered deposits • Deposit campaigns • Unsecured debt • Discount window Source (9/30/23) $ in billions Amount or Total Capacity Remaining Capacity Cash 6.7 6.7 FHLB (securities & loan collateral) 17.3 8.5 BTFP1 (securities collateral) 9.6 9.6 Discount Window (loan collateral) 20.3 20.3 Total Liquidity Capacity $45.1 billion Total Liquidity Capacity (ex. Discount Window) $24.8 billion Low Unsecured Debt Obligations (Debt Maturities, $ in millions) 120% 80% 86% 50% 60% 70% 80% 90% 100% 110% 120% 130% 2 00 8 2 00 9 2 01 0 2 01 1 2 01 2 2 01 3 2 01 4 2 01 5 2 01 6 2 01 7 2 01 8 2 01 9 2 02 0 2 02 1 2 02 2 1 Q 2 3 2 Q 2 3 3 Q 2 3 Loan to Deposit Ratio Below Historical Average (period-end) 500 350 400 550 500 2023 2024 2025 2026 2027 2028 2029 2033 Securities Portfolio Rate movement increased unrealized losses; expect future maturities to enhance earnings power 9/30/23 Totals shown in graph above may not foot due to rounding 1Outlook as of 10/20/23 assuming 9/30/23 forward curve 2Amortized cost reflects securities at par net of repayments and remaining unaccreted discount or premium 3Estimated as of 9/30/23 Period-end 3Q23 portfolio decreased $1.1B - $377MM MBS payments & $0MM Treasury maturities - $710MM fair value change (pre-tax) • Average 3Q23 portfolio decreased $984MM • 4Q23: Estimated repayments ~$360MM MBS1 • Duration of 5.6 years3 • Extends to 6.2 years under +200bps instantaneous rate increase3 • Net securities-related AOCI unrealized loss increased to $2.8B (after tax); expect unrealized loss to decline 25% over the next 2 years1 Portfolio Strategy • Utilize natural portfolio attrition as liquidity source • Pledge portfolio as collateral to access wholesale funding as needed • 100% of portfolio is available-for-sale • No intention to sell, restructure or reinvest securities Expected Repayments & Maturities1 ($ in millions) ©2023, Comerica Bank. All rights reserved. 8 Repayments created liquidity (period-end; $ in billions) 2 12.4 18.8 20.8 19.5 19.0 18.3 17.4 16.3 16.0 15.8 14.5 13.7 (0.1) 1.1 2.0 3.1 3.0 2.7 2.9 3.6 3.5 3.4 3.0 2.8 12.3 19.9 22.8 22.6 22.0 21.0 20.4 20.0 19.6 19.2 17.5 16.6 4Q19 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 4Q24 2Q25 Valuation Adjustment Fair Value (Reported on Balance Sheet) Amortized Cost Projected1 413 372 558 525 555 2.17 2.24 2.07 2.11 1.90 4Q23 1Q24 2Q24 3Q24 4Q24 Maturing Yield %Repayment & Maturity Estimate

Net Interest Income

Remained effectively rate neutral; NIM benefit of wholesale funding repayments offset by deposits



Net Interest Income
($ in millions)
707
742
708
621
601
3.50
3.74
3.57
2.93
2.84
3Q22
4Q22
1Q23
2Q23
3Q23
Net Interest Margin %

Net impact due to rates: ($4MM) on Net Interest Income & (3bps) on the NIM

$621MM		2Q23		2.93%
+10MM		Loans		+ 0.05
	+ 27MM	Higher rates, incl. swaps	+ 0.12	
	- 26MM	Lower balances	- 0.07	
	+ 9MM	1 more day		
- 3MM		Securities Portfolio		+ 0.01
+ 22MM		Fed Deposits		+ 0.06
	+ 14MM	Higher balances	+ 0.03	
	+ 7MM	Rates	+ 0.03	
	+ 1MM	1 more day		
- 70MM		Deposits		- 0.32
	- 36MM	Interest-bearing balances & mix	- 0.17	
	- 32MM	Rates	- 0.15	
	- 2MM	1 more day		
+ 21MM		Wholesale Funding		+ 0.11
	+ 24MM	FHLB advances	+ 0.11	
	+ 5MM	Medium & long-term debt	+ 0.03	
	- 6MM	Rates, incl. swaps	- 0.03	
	- 2MM	1 more day		
$601MM		3Q23		2.84%

3Q23 compared to 2Q23

©2023, Comerica Inc. All rights reserved.

9

Interest Rate Sensitivity

Minimized impact of rate volatility on strong net interest income



Swaps as of 9/30/23¹
($ in billions; average; weighted average yield)
12.1
22.4
23.6
23.0
20.1
15.0
9.8
4.6
0.8
2.16%
2.38%
2.50%
2.57%
2.68%
2.72%
2.85%
2.95%
2.97%
FY22
FY23
FY24
FY25
FY26
FY27
FY28
FY29
FY30

- No new swaps added in 1Q23, 2Q23 or 3Q23
- Net unrealized loss on swap portfolio increased $244MM to $1,278MM at 9/30/23 (after-tax)

Sensitivity Analysis 9/30 Base Case

Estimated 12-Month Net Interest Income Impact	
100 bps gradual decrease	-$17MM
100 bps gradual decrease & 55% incremental beta	$3MM
100 bps gradual increase	$9MM
100 bps gradual increase & 55% incremental beta	-$25MM

9/30/23 Standard Model Assumptions[2]
100 bps (50 bps avg) gradual, parallel rise

	Rates UP	Rates DOWN
Loan Balances	Modest increase	Modest decrease
Deposit Balances	Moderate decrease	Moderate increase
Deposit Beta	~38% per incremental change	
Securities Portfolio	No reinvestment of cash flows	
Hedging (Swaps)	No additions modeled	

9/30/23 • [1]Received fix/pay floating swaps; historical results 12/31/22; maturities extend through 3Q30; Table reflects the ultimate swaps average notional balances & weighted average yields post CME LIBOR transition • [2]For methodology see Company's Form 10-K, as filed with the SEC. Estimates are based on simulation modeling analysis from our base case which utilizes September 2023 average balances

©2023, Comerica Inc. All rights reserved.

10

262 244 221 186 154 0.51 0.46 0.40 0.33 0.29 (0.10) 0.10 0.30 0.50 0.70 0.90 1.10 1.30 1.50 3Q22 4Q22 1Q23 2Q23 3Q23 NPA/Loans % Credit Quality Modest net charge-offs & small reserve build; continue to expect manageable migration 3Q23 compared to 2Q23 1Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories 2A portion of the TLS portfolio is also considered Leveraged & also reflected in the Leveraged data Nonperforming Assets Decreased ($ in millions) Criticized Loans1 Below Historical Level ($ in millions) 624 661 693 728 736 1.21 1.24 1.26 1.31 1.38 - 1.00 2.00 3.00 4.00 5.00 6.00 3Q22 4Q22 1Q23 2Q23 3Q23 ACL/Loans % Allowance for Credit Losses Increased, Reflecting Normalization ($ in millions) 1,626 1,572 1,918 2,048 2,290 3.1 2.9 3.5 3.7 4.3 - 2.00 4.00 6.00 8.00 10.00 12.00 3Q22 4Q22 1Q23 2Q23 3Q23 Criticized/Loans % 11©2023, Comerica Inc. All rights reserved. 13 (4) (2) (2) 6 - 2.00 4.00 6.00 8.00 10.00 12.00 3Q22 4Q22 1Q23 2Q23 3Q23 Net Charge-Offs (Recoveries) ($ in millions) Portfolios with Incremental Monitoring Business Line or Portfolio 9/30 Loans % of Total Loans % Criticized Commercial Real Estate Business Line $9.5B 17.8% 4.8% TLS2 $0.8B 1.6% 24% Leveraged $3.1B 5.8% 12.5% Automotive Production $1.0B 1.8% 21% Credit Observations • Net charge-offs remained well below historical average; no notable industry or market concentrations • CRE LOB large driver in migration trends; risk of loss expected to remain manageable; highly selective strategy & underwriting standards • 6th consecutive quarter of nonperforming assets decline Noninterest Income Robust fee generation remains a strategic priority 3Q23 compared to 2Q23 1Risk management hedging income related to an increase in price alignment (PA) received for Comerica’s centrally cleared risk management positions $8MM 4Q22, $8MM 1Q23, $6MM 2Q23, $17MM 3Q23 2Includes Credit Valuation Adjustment (CVA) $5MM 3Q22, $1MM 4Q22, $1MM 1Q23, $1MM 2Q23, ($2MM) 3Q23; Includes gains/(losses) related to deferred comp asset returns of ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23, $4MM 2Q23, ($3MM) 3Q23 Noninterest Income1 ($ in millions) 278 278 282 303 295 3Q22 4Q22 1Q23 2Q23 3Q23 Decreased $8MM 2 - $7MM deferred compensation (offset in noninterest expenses) - $4MM capital markets income - $3MM fiduciary income - $2MM brokerage fees - $2MM bank owned life insurance + $10MM risk management income (PA) 12©2023, Comerica Inc. All rights reserved.

Noninterest Expenses

Committed to running an efficient organization; assessing offsets for 2024



Noninterest Expenses[1,2]
($ in millions)
502
541
551
535
555
50.8
53.0
55.5
57.7
61.9
3Q22
4Q22
1Q23
2Q23
3Q23
Efficiency Ratio %

Increased $20MM

- + $9MM salaries & benefits
  - + $8MM temporary labor
  - + $4MM incentive compensation
  - + $3MM stock-based compensation
  - - $7MM deferred compensation (offset in noninterest income)
  - - $3MM severance costs
- + $7MM outside processing
- + $3MM occupancy
- + $3MM FDIC
- - $5MM other noninterest expenses
  - - $21MM ORE (modernization-related initiatives)
  - - $5MM legal fees
  - + $10MM litigation & regulatory-related
  - + $9MM consulting fees
  - + $5MM operational losses

3Q23 compared to 2Q23 • [1]Modernization initiative $7MM 3Q22; $18MM 4Q22; FY22 $38MM; $16MM 1Q23, $7MM 2Q23, ($14MM) 3Q23 • [2]Gains/(losses) related to deferred comp plan of ($3MM) 3Q22, $6MM 4Q22, $4MM 1Q23, $4MM 2Q23, ($3MM) 3Q23

©2023, Comerica Inc. All rights reserved.

13

Capital Management

Strong capital position above target CET1 of ~10%[1]



CET1[2]
10.31%
10.79%
7.0%
2Q23
3Q23
Tier 1[2]
10.80%
11.29%
8.5%
2Q23
3Q23
Regulatory Minimum + Capital Conservation Buffer (CCB)



Accumulated Other Comprehensive Income[3]
($ in billions)
Projected[1]
(0.8)
(0.2)
(1.5)
(0.2)
(2.4)
(1.0)
(0.2)
(2.3)
(0.9)
(0.5)
(2.1)
(0.6)
(0.5)
(2.2)
(1.0)
(0.5)
(2.8)
(1.3)
(0.5)
(2.3)
(0.7)
(0.5)
(2.0)
(0.4)
(0.5)
1Q22
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q24
4Q25
Securities
Swaps
Pension



Common Equity Ratio
5.73%
5.34%
2Q23
3Q23
Common Equity Ratio



Tangible Common Equity Ratio[4]
5.06%
4.62%
2Q23
3Q23
Tangible Common Equity Ratio



Common Equity
($ in billions; period-end)
5.2
4.6
2Q23
3Q23
Common Equity

Estimated Change in AOCI Derived Simulated Sensitivity Analysis for Securities & Swap Portfolios

Scenarios		Est. AOCI Increase / (Decrease)
Rate shock + 100 bps	Static balances	($1.3B)
Rates shock - 100 bps	Static balances	$1.4B

3Q23: AOCI impact[5] of (495 bps) | AOCI impact[5] of (502 bps) | AOCI impact of ($4.5)

9/30/23 • [1]Outlook as of 10/20/23 • [2]3Q23 estimated • [3]Various assumptions including, but not limited to 9/30/23 forward curve, no new hedges & constant tax rate; pension is not projected & held constant • [4]Refer to reconciliation of non-GAAP financial measures in appendix • [5]Represents the impact of $4.5B in AOCI on common equity and $2.9B in corresponding impacts to total assets

©2023, Comerica Inc. All rights reserved.

14

FY23 vs FY22 Average loans +7%, driven by momentum in CRE & Dealer; considers impact of Mortgage Banker exit & increased selectivity Average deposits -13%, assumes progress in interest bearing balances & impact of ongoing FOMC actions Net interest income1 +1 to 2%, reflects benefit of full-year average loan growth offsetting impact of increased funding & deposit costs Credit quality Continued credit normalization; expect NCOs to remain below our normal 20 to 40 bps range Noninterest income +9%, driven by risk management income (PA), FHLB dividends, card, brokerage, fiduciary; partly offset by capital markets fees & commercial service charges; assumes CVA & deferred comp2 do not repeat in 4Q Noninterest expenses +11% with pension up (+$64MM, or 3% of 2022 expenses), higher salaries & benefits, FDIC & outside processing, lower modernization (down $34MM year over year); assumes deferred comp2 does not repeat in 4Q; does not consider impact of special one-time FDIC assessment if assessed in 4Q Tax FY tax rate ~23%, excluding discrete items Capital Expect to accrete capital above our CET1 target of 10% through year-end 2023 Management Outlook Assumes no change in current economic environment 9/30/23 Outlook as of 10/20/23 & FY guidance compares to reported 2022 values 1Utilizing 9/30/23 forward curve 2Deferred comp 3Q23 ($3MM) 3Assumes 3Q23 deferred comp of ($3MM) does not repeat ©2023, Comerica Inc. All rights reserved. 15 4Q23 vs. 3Q23 Average loans -1%, selectivity & strategic actions offset momentum Average deposits 0% to -1%, generally flat, slight headwind from Mortgage Banker exit Net interest income1 -5 to -6%, deposit costs & loan selectivity Noninterest income3 -3 to -4%, lower capital markets & BOLI Noninterest expense3 +3%, salaries & benefits, all other expenses & 3Q modernization credit 16©2023, Comerica Inc. All rights reserved. Our Differentiated Value Proposition A Leading Bank for Business complemented by strong Retail & Wealth Management Distinctive Commercial Franchise • Long-standing, trust-based customer relationships, averaging >15 years in Middle Market • Tenured, expert relationship & group managers with average 10 & 20 years at Comerica, respectively • Consistent, disciplined credit underwriting standards & a “through-the-cycle” mindset • Diversified business mix with attractive, growth & relationship-oriented business lines like Middle Market, Environmental Services & Small Business • Complimentary marketing services to help small businesses grow Complementary fee & relationship products • Distinctive Treasury Solutions used for ~92% of Commercial noninterest- bearing deposits • Complementary Capital Markets business • Differentiated Wealth Management business specializing in the needs of business owners and executives, used by 38% of Commercial clients1 • Largest third-party fiduciary business in the country with Advisor Solutions serving some of the country’s largest Broker Dealers in Estate Settlement; Oil, Gas & Mineral Management; Special Needs Trusts & Philanthropic Robust, low-cost deposit base • Deep, sticky operating accounts with our C&I customers driving an 80% loan-to-deposit ratio, below our 15-year average • Expert bankers serving tenured customer relationships with average customer deposit balance exceeding industry • Growing small business segment of deposit rich relationships (97% have a deposit relationship) Efficient technology & operations • Lean, modern technology architecture & delivery model, including our “digital factory” • Investment spend focused only on areas of true competitive advantage • Efficiency ratio of 62% • Modernization journey to transform retail delivery to optimize experience & efficiency 9/30/23 1As of 6/30/23

APPENDIX Enhancing our position for long term success Accelerating select investments Capitalizing on our core strengths Optimizing resources • Enhance our deposit base: Small business, Payments, Treasury Management • Drive non-margin revenue: Capital Markets, Wealth Management • Targeted products & services: Complementary fee & relationship products • Proven risk profile: Demonstrated credit discipline • Favorable business mix: Distinctive Commercial Franchise with strong Wealth Management & Retail Capabilities • Attractive funding profile: Robust, low-cost deposit base • Committed to efficiency: Efficient technology & operations • Maximize capital & liquidity: Strategic exit of Mortgage Banker Finance & increased selectivity across portfolio 18©2023, Comerica Inc. All rights reserved. The Right Balance Positioned to effectively meet the unique needs of our target customers Experienced & tenured team delivering consistency to our relationships across markets & businesses Tailored solutions & customized product offerings to meet our customers needs Localized advice for our customers Industry expertise adding unique value to our customers Full suite of products & services including credit capacity, treasury management, & capital market solutions Community engagement recognizing we all play a role in advancing the markets & communities we serve

Diversified Businesses

Strategic diversification across geographies & business lines



Loans[1]
Deposits[2]
Markets
Businesses
MI 23%
CA 35%
$54.0B
TX 23%
Other Markets[3] 19%
MI 34%
CA 25%
$65.9B
TX 14%
Other Markets[3] 27%
Commercial Bank 86%
$54.0B
Wealth Management 10%
Retail Bank 4%
Commercial Bank includes various business lines, including Middle Market, Business Banking, CRE & other national & specialty businesses (see slide 21)
Commercial Bank 48%
$65.9B
Other 9%
Retail Bank 37%
Wealth Management 6%

[1]Average 3Q23 loans • [2]Average 3Q23 deposits • [3]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2023, Comerica Inc. All rights reserved.

19

Diversified Geographic Footprint

Large, higher growth urban markets	Predominance of middle market companies & wealth management opportunities	Highly integrated, cost-effective platform

Texas

- Established: 1988
- #2 largest state GDP
- Business friendly environment
- Dallas-Fort Worth, Houston, Austin, San Antonio

California

- Established: 1991
- #1 largest state GDP
- Deep industry expertise
- L.A., San Diego, San Jose, San Francisco

Michigan

- Established: 1849
- #14 largest state GDP
- Large retail deposit base
- Detroit, Ann Arbor, Grand Rapids, Lansing

Offices Across U.S.



Primary Markets
Other Markets
Office Locations

Southeast

- Strong population growth & manufacturing base
- 3 commercial offices in Raleigh, Winston-Salem & Charlotte
- 8 banking centers in FL
- New offices in SC & GA
- Serving customers in FL, GA, NC, TN, SC & VA

Mountain West

- Fast growing economy, attractive climate
- 17 banking centers in Phoenix area
- 1 office in Denver
- Serving customers in AZ & CO

©2023, Comerica Inc. All rights reserved.

20

Quarterly Average Loans

Business Line	3Q23	2Q23	3Q22
Middle Market			
General	$12.5	$12.9	$12.8
Energy	1.5	1.5	1.4
National Dealer Services	5.8	5.8	4.8
Entertainment	1.1	1.1	1.1
Tech. & Life Sciences	0.8	0.9	0.9
Equity Fund Services	2.8	3.4	3.3
Environmental Services	2.4	2.4	2.2
Total Middle Market	$26.9	$28.1	$26.7
Corporate Banking			
US Banking	4.6	4.5	4.1
International	1.6	1.7	1.5
Commercial Real Estate	9.4	8.9	6.8
Mortgage Banker Finance	0.9	1.5	1.7
Business Banking	3.1	3.1	3.2
Commercial Bank	**$46.5**	**$47.8**	**$44.0**
Retail Bank	**$2.3**	**$2.2**	**$2.1**
Wealth Management	**$5.2**	**$5.3**	**$5.0**
TOTAL	**$54.0**	**$55.4**	**$51.1**

By Market	3Q23	2Q23	3Q22
Michigan	$12.4	$12.6	$12.2
California	18.6	18.8	17.8
Texas	12.6	12.3	10.2
Other Markets[1]	10.4	11.7	10.9
TOTAL	**$54.0**	**$55.4**	**$51.1**

Loan Portfolio
(3Q23 Period-end)



$53.4B
Fixed Rate[2] 50%
≤30-Day Rate[3] 41%
90-Day+ Rate 6%
Prime-based 3%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets • [2]Fixed rate loans include $21.9B receive fixed/pay floating (30-day) BSBY & SOFR interest rate swaps; Forward dated swaps are excluded; excluding interest rate swaps, Fixed Rate Loans were 8% of the portfolio • [3]Includes ~2.8% of Daily SOFR

©2023, Comerica Inc. All rights reserved.

21

Quarterly Average Deposits

Business Line	3Q23	2Q23	3Q22
Middle Market			
General	$16.6	$16.1	$19.6
Energy	0.3	0.5	1.4
National Dealer Services	1.0	1.0	1.4
Entertainment	0.3	0.3	0.2
Tech. & Life Sciences	3.3	3.4	6.3
Equity Fund Services	0.9	1.0	1.1
Environmental Services	0.4	0.3	0.3
Total Middle Market	$22.7	$22.6	$30.5
Corporate Banking			
US Banking	2.0	1.4	2.0
International	1.8	1.8	2.0
Commercial Real Estate	1.4	1.4	2.2
Mortgage Banker Finance	0.3	0.4	0.5
Business Banking	3.6	3.4	4.3
Commercial Bank	**$31.9**	**$31.0**	**$41.5**
Retail Bank	**$24.0**	**$24.0**	**$26.7**
Wealth Management	**$3.9**	**$3.9**	**$5.3**
Finance / Other[1]	**$6.0**	**$5.4**	**$0.5**
TOTAL	**$65.9**	**$64.3**	**$74.0**

By Market	3Q23	2Q23	3Q22
Michigan	$22.5	$21.9	$25.9
California	16.3	16.0	21.8
Texas	9.2	9.4	12.0
Other Markets[2]	11.9	11.6	13.8
Finance / Other[1]	6.0	5.4	0.5
TOTAL	**$65.9**	**$64.3**	**$74.0**

Strong Deposit Mix: 44% noninterest-bearing
(3Q23 Average)



Total $65.9B
Commercial Noninterest-bearing 33%
Commercial Interest-bearing 29%
Retail Interest-bearing 27%
Retail Noninterest-bearing 11%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes FL, AZ, International Finance Division & businesses that have a significant presence outside of the three primary geographic markets

©2023, Comerica Inc. All rights reserved.

22

Attractive Deposit Profile

Further enhanced our strong deposit franchise

Deposit portfolio has better risk characteristics

- Less concentrated in more vulnerable businesses
- Lower price sensitivity
- Lower percent of uninsured & excess deposits
- Retained strong mix of 44% noninterest-bearing

Diversified Deposit Base
(3Q23 average)



Wealth Management 6%
Other 9%
Commercial Bank 48%
Retail Bank 37%

Stronger Profile than Pre-Pandemic

($ in billions)	YE 2019	YE 2022	9/30/2023
Loan-to-Deposit Ratio	88%	75%	80%
Total Deposits (Period-end)	$57.3	$71.4	$67.2
% Uninsured Deposits Per Call Report	60%	64%	47%[2]
Adjusted for Affiliate Deposits[1]	54%	57%	41%[2]

Stable & Tenured Core Deposit Base[3]

Diversified Across Markets & Businesses	• Highest concentrations in Retail Consumer (28%), Middle Market Lending (12%) & Small Business Banking (8%), inherently diversified business lines • Geographically dispersed
Holistic, Connected Relationships	• ~92% of Commercial Bank noninterest-bearing deposits utilize Treasury Management services; 90% have ECA • Average Middle Market relationship has >7 Treasury Management products • ~90% Retail customers have checking account[4]
Tenured	• Average Middle Market relationship >15 years • Average Retail relationship >15 years[4]
Active Operating Accounts	• Average Middle Market relationship deposit balances of ~$7MM (includes ~$2MM in non-interest bearing) • Average Retail customer checking account balance of $20.6K[4]

3Q23 compared to 2Q23 • [1]Represents uninsured deposits using total deposits at the consolidated level for Comerica Inc. & subsidiaries, which is consistent with the presentation on the consolidated balance sheet, & excludes uninsured deposits eliminated in consolidation • [2]9/30/23 is estimated • [3]As of 9/30/23 • [4]Includes consumer & small business

©2023, Comerica Inc. All rights reserved.

23

Shared National Credit (SNC) Relationships

Credit quality of our SNC relationships better than portfolio average

- SNC loans decreased $624MM compared to 2Q23
- SNC relationships included in business line balances; we do not have a dedicated SNC line of business
- Approximately 730 borrowers
- Comerica is agent for approx. 27% of loans
- Strategy: Pursue full relationships with ancillary business
- Adhere to same credit underwriting standards as rest of loan book
- Only 2% of SNCs were criticized
- 11% of SNCs were leveraged

Period-end Loans
($ in billions)



Environmental Services $0.9 7%
Mortgage Banker $0.4 3%
Commercial Real Estate $1.0 8%
Corporate Banking $2.9 24%
Equity Fund Services $1.2 10%
Tech. & Life Sciences $0.2 2%
General Middle Market $2.7 22%
National Dealer Services $1.0 8%
Energy $1.4 11%
Entertainment $0.6 5%
Total $12.2B
= Total Middle Market (65%)

9/30/23 • SNCs are facilities greater than $100 million shared by three or more federally supervised financial institutions which are reviewed by regulatory authorities at the agent bank level

©2023, Comerica Inc. All rights reserved.

24

The Retail Bank: More than a Leading Bank for Business

Banking Personal and Small Business customers in growth markets across the US

Comerica

37% of Bank's Total Deposits	18% Small Business Customers
407 Banking Centers 32 Districts 5 Regions	Alternative Channels: • Contact Center • ATM / ITM • Online & Mobile
82% Personal Customers	Avg. deposit balances ~$27K

Investing for Growth with 3 Key Initiatives

Elevating Small Business

Strategic investment in sales coverage, marketing and essential technology to enable growth.

Modernizing for Growth

Harness digital investments to transform experience, drive growth and expand into new markets.

Enabling Performance

Reimagined roles, expectations and behaviors drive consistency in customer engagement and experience.

9/30/23 • [1]8/31/23 compared to 8/31/22

©2023, Comerica Inc. All rights reserved.

Aspirational Target for Small Business:
Top 10 market share in all major markets; currently 3rd in Michigan

22% YoY Growth in Customer Origination[1]	Small business bankers, Business HQ, and award-winning marketing, all contribute to growth in the initial Dallas / Fort Worth pilot area
5X Small Business Bankers	In 18 months, we've expanded coverage so that Small Business Bankers support 80% of our Banking Centers and 92% of our LMI locations
26% YoY Loan Origination Growth[1]	Contemporary products such as Comerica Small Business Convenient Capital™, and Comerica Maximize contribute growth and access to capital in our TX, AZ and FL markets
Comerica SmallBizCo-op. Comerica CoWorkSpaces. For Small Business	Newly-curated small business experiences have over 1,400 customers gaining access to Comerica resources or utilizing office space
12% Productivity Growth[1]	Banking Centers completing Retail Reimagined transformation see an average lift in new deposit account productivity versus prior periods

25

Commercial Real Estate Business Line

Growth driven by multifamily & industrial projects; excellent credit quality

Comerica

Primarily Lower Risk Multifamily & Industrial Storage[1]
(3Q23 period-end)


Industrial / Storage 34%
Retail 6%
Office 6%
Single Family 1%
Other 3%
Land Carry 3%
Multi use 2%
Multifamily 45%
Total $8.9B

Excellent Credit Quality in Commercial Real Estate Business
No significant net charge-offs since 2014
($ in millions)

	3Q22	4Q22	1Q23	2Q23	3Q23
NAL	0.9	0.9	0.9	0.9	0.0
Criticized[2]	17	16	218	246	458
% Criticized	0.2%	0.2%	2.5%	2.7%	4.8%
NCO (Recoveries)	(0.01)	(0.01)	(0.05)	(0.13)	(0.70)

Commercial Real Estate Business Line Overview

- Long history of working with well-established, proven developers
- >90% of new commitments from existing customers
- Significant up-front equity required (typically averaging 35-40%, often from institutional investors)
- ~70% has recourse
- Majority of commitments are construction
- Primary strategy is financing development of Class A, urban infill multi-family & warehouse distribution in major sun belt metros (35% CA, 27% TX, 10% Southeast, 10% Southwest)
- Modest credit migration driven by elevated rate environment, but remained very manageable
- >60% of the portfolio maturing by the end of 2025

Total CMA Office Exposure

- **Not primary strategy:** Total CMA office loans of $825MM, or <2% of total loans; outstandings within CRE LOB of $557MM, or ~1% of total CMA loans
- **Selective geography:** Urban in-fill & suburban strategy
- **Majority recourse:** Strong sponsors critical to underwriting
- **Monitoring credit:** Criticized loans totaling $82MM (or ~10% of total office portfolio)

9/30/23 • [1]Excludes CRE business line loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

©2023, Comerica Inc. All rights reserved.

26

Energy
Primarily E&P exposure

Period-end Loans
($ in millions)



1,340
259
1,081
3Q22
1,415
253
1,162
4Q22
1,402
276
1,126
1Q23
1,480
312
1,168
2Q23
1,437
310
1,127
3Q23
Midstream
Exploration & Production[1]

- Exposure $3.4B / 42% utilization
- Hedged 50% or more of production
  - At least one year: 62% of customers
  - At least two years: 34% of customers
- Focus on larger, sophisticated E&P and Midstream companies
- E&P:
  - 56% Oil-focused
  - 21% Natural Gas focused
  - 23% Oil/Gas balanced
- Excellent credit quality
  - <1% Criticized loans
  - $(420K) Net recoveries

9/30/23 • [1]Includes Services of 3Q22 $17MM, 4Q22 $13MM,1Q23 $16MM; 2Q23 $21MM; 3Q23 $27MM

©2023, Comerica Inc. All rights reserved.

27

National Dealer Services
75+ years of floor plan lending

Franchise Distribution
(Based on period-end loan outstandings)



Honda/Acura 8%
Ford 9%
GM 7%
Jaguar/Land Rover 7%
Toyota/Lexus 13%
Stellantis 11%
Wealth 2%
Total $5.8B
Mercedes 5%
Multi 9%
Nissan/ Infiniti 4%
Other[1] 6%
Other European 12%
Other Asian 7%

- Top tier strategy
- National in scope
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan remained below historical averages

Average Loans
($ in billions)



3Q19 7.5 4.1
4Q19 7.3 4.0
1Q20 6.8 3.6
2Q20 6.2 2.8
3Q20 5.3 1.9
4Q20 5.5 2.2
1Q21 5.3 2.0
2Q21 4.4 1.2
3Q21 3.8 0.6
4Q21 3.9 0.6
1Q22 4.1 0.6
2Q22 4.5 0.8
3Q22 4.8 1.0
4Q22 5.1 1.2
1Q23 5.4 1.4
2Q23 5.8 1.7
3Q23 5.8 1.7
Floor Plan

9/30/23 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

©2023, Comerica Inc. All rights reserved.

28

6,339 5,241 4,443 3,408 3,281 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 3Q22 4Q22 1Q23 2Q23 3Q23 938 943 931 909 832 3Q22 4Q22 1Q23 2Q23 3Q23 Technology & Life Sciences ~30 years of deep expertise & strong relationships with top-tier investors 9/30/23 Average Loans ($ in millions) • Manage concentration to numerous verticals to ensure widely diversified portfolio • Closely monitor cash balances & maintain robust backroom operation • 11 offices throughout US & Canada • Retained customer relationships despite industry disruption & impact on deposits; strategically utilized off-balance sheet & ICS products Average Deposits Stable since mid-May ($ in millions) Growth 52% Early Stage 12% Late Stage 36% Customer Segment Overview (approximate; 3Q23 period-end loans) Total $828MM ©2023, Comerica Inc. All rights reserved. 29 Equity Fund Services Strong relationships with top-tier Private Equity firms 9/30/23 • Customized solutions for Private Equity firms • Credit Facilities (Funds, General Partners, Management Companies) • Treasury Management • Capital Markets, including Syndication • Customers in the US & Canada • Well-diversified across funds with various industry strategies • Drives connectivity with other teams • Middle Market • Commercial Real Estate • Environmental Services • Energy • TLS • Private Banking • Period-end balances were $2.7 billion • Strong credit profile • No charge-offs • No criticized loans Average Loans ($ in millions) 3,346 3,317 3,371 3,378 2,815 3Q22 4Q22 1Q23 2Q23 3Q23 ©2023, Comerica Inc. All rights reserved. 30

Environmental Services Department

Experienced team; Specialized industry, committed to growth

- 15+ year experienced team with 20+ year management tenure
- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality

Waste Management & Recycling (~80% of loan portfolio)

- Insight & expertise with:
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Financing for M&A and growth capital

Renewable Energy Solutions (~20% of loan portfolio)

- Formed group in 2022; active in the landfill-gas-to-energy & biomass industries for more than a decade
- Expanded focus to also include solar, wind, anaerobic digestion, & battery energy standalone storage



Average Loans
($ in millions)
2,243
2,237
2,296
2,418
2,383
3Q22
4Q22
1Q23
2Q23
3Q23

9/30/23

©2023, Comerica Inc. All rights reserved.

31

Direct Express

An important program for CMA & the customers we serve

Program Overview

- **Summary:** Comerica is the exclusive issuer of the Direct Express debit card for 4.5 million federal benefit recipients.
- **Driving Financial Inclusion:** Helping the U.S. Treasury provide recipients ready, safe access to their government benefits was the founding mission of the Direct Express Program. Not only does the innovative prepaid card program deliver benefits more cost effectively and securely, it is an on-ramp to financial inclusion for millions of unbanked Americans - giving recipients the tools they need to participate fully in the economy.
- **Renewal History:** In 2008, 2014 and again in 2020, Comerica was selected by the U.S. Treasury as the Financial Agent for their Direct Express Debit MasterCard Program. Comerica's contract with the U.S. Treasury expires early 2025.
- **Strong Customer Satisfaction:** Comerica has achieved a 90% (or better) cardholder satisfaction rating
- **Prioritizing Security:** Since 2013, the U.S. Treasury has required all federal benefit recipients (with a few grandfathered exceptions) to receive their monthly benefits electronically, either by direct deposit or through the Direct Express debit card. With 100% of cardholders using EMV chip and PIN, it can be considered one of the most secure prepaid cards in the industry.
- **Unique Skill-set:** We have developed the unique infrastructure, compliance and operations to administer this important program.

Deposit Trends

- **Balances:** ~$3B in 3Q23 average deposit balances (large fluctuations throughout the quarter due to timing cause ending balances to vary)
- **Intra-month patterns:** Comerica receives most of the deposit balances on the 1st and 3rd days of each month (subject to change based on weekends or holidays)
- **Peaks & troughs:** In September 2023, highest balance of $5.4B on 1st business day, lowest balance of $2.7B



DIRECTEXPRESS
Comerica Bank
debit
5332 48XX XXXX XXXX
DIRECT EXPRESS
mastercard

Investments

- **Enhanced Digital Experience:** Developed a new Direct Express mobile application with a 4.7-star rating and over 101,000 reviews on the Apple App Store; over 1 million mobile app users[1]
- **Meeting Cardholders Where They Are:** Unique partnership with Walmart that allows cardholders to withdraw the full balance on their card (up to $1,000) at less than half the cost that Walmart charges other customers for the same service. Since 90 percent of Direct Express cardholders visit a Walmart at least once a year, this has proven to be a very popular service.



DIRECTEXPRESS



4.7 Stars[1]
DX

[1]Apple App Store as of 10/9/23

©2023, Comerica Inc. All rights reserved.

32

Comerica's Core Values

Comerica

WHY WE ARE HERE

To raise expectations of what a bank can be for our colleagues, customers & communities

WHAT WE BELIEVE

ONE COMERICA	THE CUSTOMER COMES FIRST	THE BIGGER POSSIBLE	A FORCE FOR GOOD

HOW WE DELIVER

Trust	Act	Own

©2023, Comerica Inc. All rights reserved.

33

Reconciliations

Comerica

Tangible Common Equity

Tangible common equity is used by Comerica to measure the quality of capital and the return relative to balance sheet risk. The tangible common equity ratio removes the effect of intangible assets from capital and total assets.

(period-end, millions, except per share data)	3Q23	2Q23	1Q23	4Q22	3Q22
Tangible Common Equity					
Total shareholders' equity	$4,972	$5,595	$5,994	$5,181	$5,069
Less fixed-rate non-cumulative perpetual preferred stock	$394	$394	$394	$394	$394
Common shareholders' equity	$4,578	$5,201	$5,600	$4,787	$4,675
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$8	$8	$9	$9	$10
Tangible common equity	$3,935	$4,558	$4,956	$4,143	$4,030
Total assets	$85,706	$90,761	$91,127	$85,406	$84,143
Less goodwill	$635	$635	$635	$635	$635
Less other intangible assets	$8	$8	$9	$9	$10
Tangible assets	$85,063	$90,118	$90,483	$84,762	$83,498
Common equity ratio	5.34%	5.73%	6.15%	5.60%	5.55%
Tangible common equity ratio	4.62%	5.06%	5.48%	4.89%	4.82%

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2023, Comerica Inc. All rights reserved.

34

Reconciliations Continued

Comerica

Uninsured Deposits

Comerica believes that the presentation of uninsured deposits adjusted for the impact of affiliate deposits provides enhanced clarity of uninsured deposits at risk. Total uninsured deposits as calculated per regulatory guidance and reported on schedule RC-O of Comerica Bank's Call Report include affiliate deposits, which by definition have a different risk profile than other uninsured deposits. The amounts presented below remove affiliate deposits from the total uninsured deposits number.

	(period-end; millions)	3Q23	2Q23	4Q22	4Q19
(A)	**Total uninsured deposits, as calculated per regulatory guidelines**	$31,476	$31,626	$45,492	$34,341
(B)	**Affiliate deposits**	$4,088	$4,412	$4,458	$3,188
(A-B)	**Total uninsured deposits, excluding affiliate**	$27,388	$27,214	$41,034	$31,153

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate the adequacy of common equity and our performance trends.

©2023, Comerica Inc. All rights reserved.

35

Holding Company Debt Rating

Comerica

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	Baa1	BBB+	A
BOK Financial	Baa1	BBB+	A
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
Regions Financial	Baa1	BBB+	A-
Citizens Financial Group	Baa1	BBB+	BBB+
Comerica	Baa1	BBB	A-
KeyCorp	Baa1	BBB	A-
Webster Financial	Baa2	BBB	
First Horizon National Corp	Baa3	-	BBB
Western Alliance	Ba1		BBB-
Synovus Financial	-	BBB-	BBB

As of 10/16/23 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

©2023, Comerica Inc. All rights reserved.

36

Bank Debt Rating As of 10/16/23 Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank Senior Unsecured/Long-Term Issuer Rating Moody’s S&P Fitch Cullen Frost A3 A - Fifth Third A3 A- A- Huntington A3 A- A- KeyCorp A3 BBB+ A- M&T Bank Baa1 A- A BOK Financial Baa1 A- A Regions Financial Baa1 A- A- Citizens Financial Group Baa1 A- BBB+ Comerica Baa1 BBB+ A- Webster Bank Baa2 BBB+ Zions Bancorporation Baa2 BBB+ BBB+ First Horizon National Corp Baa3 - BBB Synovus Financial Baa3 BBB BBB Western Alliance Ba1 BBB- ©2023, Comerica Inc. All rights reserved. 37 Thank You ©2023, Comerica Inc. All rights reserved.